UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report

to Shareholders

Deutsche World Dividend Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights

27	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Information About Your Fund’s Expenses
41	Tax Information
42	Advisory Agreement Board Considerations and Fee Evaluation
47	Board Members and Officers
52	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by

Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche World Dividend Fund

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche World Dividend Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Management Process

The fund seeks income by investing in dividend paying stocks. Portfolio management looks for companies it believes are fundamentally strong and that it expects to have sustainable dividend yields, stable cash flows and are trading at compelling valuations. In choosing securities, portfolio management uses a combination of analytical disciplines:

Multi-factor model. Portfolio management uses a quantitative model that looks at dividend yield, payout ratio and dividend growth to narrow the investment universe.

Bottom-up fundamental analysis. Portfolio management generally looks for companies that it believes have market leadership, strong management teams and high returns on capital.

Valuation analysis. Portfolio management determines what they believe to be the intrinsic value of the company and only buy the stock when it is trading at a discount to the intrinsic value.

The fund returned 7.63% during the 12-month period ended October 31, 2017, underperforming the 17.68% gain of its benchmark, the MSCI World High Dividend Yield Index.

Several factors combined to fuel a hearty return for stocks in the past 12 months. Global growth experienced a meaningful acceleration, with the previously sluggish international economies exhibiting signs of renewed strength. Notably, the rebound in China’s economy from its slowdown of late 2015 provided the impetus for stronger growth across the rest of the world. The improvement in economic conditions, in turn, resulted in robust gains in corporate earnings and made investors more comfortable paying richer valuations for stocks. Not least, the continued low level of interest rates in the developed markets helped create steady demand for higher-risk assets.

4	Deutsche World Dividend Fund

Dividend-paying stocks, while participating in the rally, fell short of the gain for the broader market. The MSCI World Index returned 22.77% in the annual period, outpacing the fund’s benchmark by more than five percentage points. At a time of positive investor sentiment and a outperformance for both the growth style and momentum-driven stocks, investors appeared to de-emphasize yield in favor of capital appreciation potential.

Fund Performance

While we are disappointed with the fund’s shortfall versus MSCI World High Dividend Yield Index, we also recognize that our strategy will frequently experience large swings in relative performance. Our bottom-up approach, which focuses on companies with strong, sustainable dividends and attractive absolute valuations, leads us to hold a portfolio that is often quite different in composition than the index. Additionally, the defensive nature of many of the fund’s holdings means that we typically don’t keep pace with the market when risk appetites are high and momentum-driven stocks are outperforming. Although this approach contributed to underperformance during the annual period, we believe it continues to represent an effective strategy from a longer-term standpoint.

In terms of specific drivers of relative performance, the fund’s elevated cash position was a key factor in its shortfall of the past 12 months. We held an average cash weighting of about 16% of assets, which was a headwind in the rising market. The primary reason behind this positioning was our view that although there are plenty of stocks that offer attractive relative values, the types of absolute values we seek are harder to come by after a long stretch of positive performance for the broader market. We therefore chose to keep cash on hand and await more compelling opportunities rather than establishing positions at valuation levels that may indicate muted longer-term return potential.

Stock selection was an additional source of underperformance, with our weakest showing occurring in the energy, consumer discretionary, health care and information technology sectors. In many cases, the gap in performance versus the benchmark was the result of our zero weightings in various index components that we didn’t own because they failed to meet our investment criteria. Our focus on higher-quality, undervalued dividend payers means that we will occasionally miss opportunities in faster growing stocks, but we prefer to take that risk if it minimizes our odds of overpaying.

Deutsche World Dividend Fund	5

Among individual stocks, the toy producer Mattel, Inc.* was one of the leading detractors for the year. While we held a favorable view on the company’s fundamentals and long-term outlook when we initiated the position in November 2014, Mattel subsequently came under pressure from declining overall toy sales and weaker sales for its core brands. We sold the stock from the portfolio in the third calendar quarter of 2017, thus avoiding more downside in the position, but we were not quick enough to sidestep its persistent weakness in the first half of the year. Other notable detractors included the energy exploration and production company Apache Corp., which failed to keep pace with the recovery in oil prices due to weaker-than-expected production growth, and QUALCOMM, Inc., a producer of communications-related semiconductors that slid on the uncertainty associated with lawsuits by both Apple, Inc. and the Federal Trade Commission. The mining company Wheaton Precious Metals Corp. and the pharmaceutical giant GlaxoSmithKline PLC were also key detractors in the annual period.

“Our bottom-up approach, which focuses on companies with strong, sustainable dividends and attractive absolute valuations, leads us to hold a portfolio that is often quite different in composition than the index.”

On the positive side, CNH Industrial NV — one of the largest manufacturers of agricultural tractors and combines — was a top contributor. The company benefited from increased demand associated with an upswing in the agricultural cycle, leading to a substantial drawdown in its inventories. Leucadia National Corp., a conglomerate whose underlying holdings include financial services, beef production and energy, also gained ground due to robust results across multiple business lines. CIE Financiere Richemont SA, a French producer of luxury goods that benefited from rising sales, was a further contributor of note.

Outlook and Positioning

Given the concentrated nature of the portfolio, we did not make large-scale changes in the past year. The most noteworthy move was our shift

6	Deutsche World Dividend Fund

toward an increased weighting in Asia, which was the result of our purchase of the Korean automaker Kia Motors Corp. and the Japanese clinical-testing firm BML, Inc. Consistent with our strategy, these moves were the result of our bottom-up stock selection process rather than a top-down view on Asia. At a time in which valuations in the United States have become increasingly stretched, we think these purchases help illustrate how our global approach provides a greater opportunity set for identifying attractive absolute values.

Our bottom-up strategy was also reflected in meaningful divergences in the fund’s sector weightings in comparison to the benchmark. For instance, the fund held large underweights in both the utilities and consumer staples sectors. These groups are typically heavily represented in dividend-oriented portfolios, but we found relatively few stocks with compelling valuations. On the other side of the ledger, the fund was overweight in health care, industrials and energy. We believe this represents another illustration of our how our focus on valuations leads to a differentiated portfolio.

The merits of a defensive, dividend-oriented approach is often obscured in periods of strong market performance. It’s important to keep in mind, however, that the past year was characterized by very favorable investment conditions, with steady growth, low inflation and a general lack of headline risk. If the backdrop becomes less supportive and the markets begin to experience lower returns, we believe investors may demonstrate a renewed appreciation for the types of higher-yielding, defensive stocks we hold in the fund.

*	Not held in the portfolio as of 10/31/17.

Deutsche World Dividend Fund	7

Portfolio Management Team

Fabian Degen, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

–	Joined Deutsche Asset Management in 2007.

–	Portfolio manager for US and Global Value Equity: New York.

–	US Large Cap Equities: New York.

–	Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Momentum is the rate of acceleration of a security’s price.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

8	Deutsche World Dividend Fund

Performance Summary	October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	7.63%	6.99%	–0.25%
Adjusted for the Maximum Sales Charge (max 5.75% load)	1.44%	5.73%	–0.84%
MSCI World High Dividend Yield Index†	17.68%	9.16%	2.85%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	7.61%	7.01%	–0.15%
Adjusted for the Maximum Sales Charge (max 2.50% load)	4.92%	6.47%	–0.40%
MSCI World High Dividend Yield Index†	17.68%	9.16%	2.85%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	6.82%	6.20%	–1.03%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.82%	6.20%	–1.03%
MSCI World High Dividend Yield Index†	17.68%	9.16%	2.85%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/17
No Sales Charges		7.99%	1.60%
MSCI World High Dividend Yield Index†		17.68%	4.92%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	7.88%	7.23%	–0.03%
MSCI World High Dividend Yield Index†	17.68%	9.16%	2.85%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	7.92%	7.29%	0.11%
MSCI World High Dividend Yield Index†	17.68%	9.16%	2.85%

Until December 1, 2010, this fund was known as DWS Europe Equity Fund. On December 1, 2010, the fund’s objective, strategy and name changed. All returns prior to December 1, 2010 were achieved under the previous objective and strategy.

Deutsche World Dividend Fund	9

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.29%, 1.30%, 2.01%, 1.01%, 1.08% and 0.99% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of Deutsche World Dividend Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

10	Deutsche World Dividend Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†	The Morgan Stanley Capital International (MSCI) World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

	Class A	Class T		Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/17	$29.76	$29.76		$29.51	$29.79	$29.81	$30.05
6/5/17 (commencement of operations of Class T)	$—	$30.63		$—	$—	$—	$—
10/31/16	$28.02	$—		$27.80	$28.03	$28.07	$28.29
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$.39	$.16	**	$.19	$.47	$.47	$.48

**	For the period from June 5, 2017 (commencement of operations) to October 31, 2017.

Deutsche World Dividend Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16
Common Stocks	85%	83%
Cash Equivalents	15%	17%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
Health Care	22%	13%
Consumer Staples	16%	22%
Industrials	15%	17%
Financials	12%	8%
Energy	11%	10%
Consumer Discretionary	10%	9%
Information Technology	7%	8%
Telecommunication Services	4%	8%
Materials	3%	2%
Utilities	—	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
United States	30%	46%
United Kingdom	21%	21%
Switzerland	14%	11%
Canada	13%	6%
Hong Kong	5%	5%
Japan	5%	2%
France	4%	4%
Italy	3%	2%
Korea	3%	—
Mexico	2%	—
Netherlands	—	3%
	100%	100%

12	Deutsche World Dividend Fund

Ten Largest Equity Holdings at October 31, 2017 (40.4% of Net Assets)		Country	Percent
1	Fairfax Financial Holdings Ltd.	Canada	6.8%
	Financial services holding company
2	Jardine Matheson Holdings Ltd.	Hong Kong	4.4%
	Multinational conglomerate with a portfolio of various businesses in the Asia-Pacific region
3	National Oilwell Varco, Inc.	United States	4.2%
	Manufactures & sells oil & gas drilling machinery equipment
4	Novartis AG	Switzerland	4.1%
	Manufacturer of pharmaceutical and nutrition products
5	CNH Industrial NV	United Kingdom	4.1%
	Designs, manufactures, sells and supports construction equipment
6	Leucadia National Corp.	United States	3.5%
	Provider of banking and lending services
7	AmerisourceBergen Corp.	United States	3.4%
	Provider of healthcare and pharmaceutical services
8	Nestle SA	Switzerland	3.3%
	Multinational company that markets a wide range of food products
9	Sanofi	France	3.3%
	Manufactures prescription pharmaceuticals
10	Oracle Corp.	United States	3.3%
	Provider of database management software

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Deutsche World Dividend Fund	13

Investment Portfolio	as of October 31, 2017

	Shares	Value ($)
Common Stocks 85.1%
Canada 11.3%
Cameco Corp. (a)	682,614	5,545,147
Fairfax Financial Holdings Ltd.	31,784	16,738,522
Wheaton Precious Metals Corp.	277,371	5,752,675

(Cost $25,997,777)		28,036,344

France 3.3%
Sanofi (Cost $6,897,192)	86,705	8,210,150

Hong Kong 4.4%
Jardine Matheson Holdings Ltd. (Cost $9,234,909)	170,526	10,923,896

Italy 2.4%
Telecom Italia SpA (RSP) (Cost $5,893,760)	8,311,555	5,910,684

Japan 3.9%
BML, Inc.	300,200	6,605,693
NTT DoCoMo, Inc.	125,929	3,035,675

(Cost $8,520,368)		9,641,368

Korea 2.4%
Kia Motors Corp. (Cost $5,786,747)	186,653	5,897,725

Mexico 1.9%
Grupo Televisa SAB (ADR) (Cost $4,809,194)	211,200	4,623,168

Switzerland 12.2%
Cie Financiere Richemont SA (Registered)	65,646	6,053,658
Nestle SA (Registered)	97,893	8,232,569
Novartis AG (Registered)	123,330	10,161,606
Roche Holding AG (Genusschein)	24,500	5,660,553

(Cost $27,464,996)		30,108,386

United Kingdom 17.4%
BAE Systems PLC	644,557	5,080,766
British American Tobacco PLC	120,640	7,804,707
CNH Industrial NV	797,720	10,131,044
GlaxoSmithKline PLC	418,988	7,554,201
Imperial Brands PLC	171,749	7,004,069
Unilever NV (CVA) (a)	94,345	5,484,446

(Cost $35,573,749)		43,059,233

United States 25.9%
AmerisourceBergen Corp.	108,932	8,382,317
Apache Corp.	163,278	6,754,811

The accompanying notes are an integral part of the financial statements.

14	Deutsche World Dividend Fund

	Shares	Value ($)
Icahn Enterprises LP (a)	105,994	5,849,809
Leucadia National Corp.	338,167	8,555,625
National Oilwell Varco, Inc.	307,617	10,517,425
Oracle Corp.	158,870	8,086,483
Philip Morris International, Inc.	40,204	4,206,947
QUALCOMM, Inc.	137,206	6,998,878
Tapestry, Inc.	111,166	4,552,248

(Cost $69,465,763)		63,904,543
Total Common Stocks (Cost $199,644,455)		210,315,497

Securities Lending Collateral 7.0%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.97% (b) (c) (Cost $17,267,825)	17,267,825	17,267,825

Cash Equivalents 14.8%
Deutsche Central Cash Management Government Fund, 1.08% (b) (Cost $36,656,468)	36,656,468	36,656,468

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $253,568,748)	106.9	264,239,790
Other Assets and Liabilities, Net	(6.9)	(16,998,424)

Net Assets	100.0	247,241,366

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $16,688,475, which is 6.7% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

RSP: Risparmio (Convertible Savings Shares)

The accompanying notes are an integral part of the financial statements.

Deutsche World Dividend Fund	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$28,036,344	$—	$—	$28,036,344
France	8,210,150	—	—	8,210,150
Hong Kong	10,923,896	—	—	10,923,896
Italy	5,910,684	—	—	5,910,684
Japan	9,641,368	—	—	9,641,368
Korea	5,897,725	—	—	5,897,725
Mexico	4,623,168	—	—	4,623,168
Switzerland	30,108,386	—	—	30,108,386
United Kingdom	43,059,233	—	—	43,059,233
United States	63,904,543	—	—	63,904,543
Short-Term Investments (d)	53,924,293	—	—	53,924,293
Total	$264,239,790	$—	$—	$264,239,790

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended October 31, 2017, the amount of the transfers between Level 2 and Level 1 was $86,383,366.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	Deutsche World Dividend Fund

Statement of Assets and Liabilities

as of October 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $199,644,455) — (including $16,688,475 of securities loaned)	$210,315,497
Investment in Deutsche Government & Agency Securities Portfolio (cost $17,267,825)*	17,267,825
Investment in Deutsche Central Cash Management Government Fund (cost $36,656,468)	36,656,468
Cash	1
Foreign currency, at value (cost $137,006)	134,392
Receivable for Fund shares sold	81,214
Dividends receivable	202,175
Interest receivable	61,046
Foreign taxes recoverable	352,338
Other assets	27,657
Total assets	265,098,613

Liabilities
Payable upon return of securities loaned	17,267,825
Payable for Fund shares redeemed	167,111
Accrued management fee	87,464
Accrued Directors’ fees	3,760
Other accrued expenses and payables	331,087
Total liabilities	17,857,247
Net assets, at value	$247,241,366

Net Assets Consist of
Undistributed net investment income	353,228
Net unrealized appreciation (depreciation) on:
Investments	10,671,042
Foreign currency	(5,254)
Accumulated net realized gain (loss)	(19,595,096)
Paid-in capital	255,817,446
Net assets, at value	$247,241,366

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche World Dividend Fund	17

Statement of Assets and Liabilities as of October 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($45,129,084 ÷ 1,516,484 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$29.76
Maximum offering price per share (100 ÷ 94.25 of $29.76)	$31.58
Class T
Net Asset Value offering and redemption price per share ($9,762 ÷ 328 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$29.76
Maximum offering price per share (100 ÷ 97.50 of $29.76)	$30.52
Class C
Net Asset Value offering and redemption price per share ($22,947,817 ÷ 777,603 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$29.51
Class R6
Net Asset Value offering and redemption price per share ($104,107 ÷ 3,495 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$29.79
Class S
Net Asset Value offering and redemption price per share ($170,490,292 ÷ 5,719,860 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$29.81
Institutional Class
Net Asset Value offering and redemption price per share ($8,560,304 ÷ 284,905 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$30.05

The accompanying notes are an integral part of the financial statements.

18	Deutsche World Dividend Fund

Statement of Operations

for the year ended October 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $342,312)	$6,226,739
Income distributions — Deutsche Central Cash Management Government Fund	339,688
Securities lending income, net of borrower rebates	462,873
Total income	7,029,300
Expenses:
Management fee	1,764,276
Administration fee	266,030
Services to shareholders	476,590
Distribution and service fees	373,731
Custodian fee	39,760
Professional fees	96,352
Reports to shareholders	49,977
Registration fees	87,081
Directors’ fees and expenses	15,665
Other	27,635
Total expenses before expense reductions	3,197,097
Expense reductions	(323,744)
Total expenses after expense reductions	2,873,353
Net investment income	4,155,947

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	18,834,049
Foreign currency	(9,146)
18,824,903
Change in net unrealized appreciation (depreciation) on:
Investments	(2,826,185)
Foreign currency	2,602
(2,823,583)
Net gain (loss)	16,001,320
Net increase (decrease) in net assets resulting from operations	$20,157,267

The accompanying notes are an integral part of the financial statements.

Deutsche World Dividend Fund	19

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$4,155,947	$5,380,787
Net realized gain (loss)	18,824,903	(3,906,331)
Change in net unrealized appreciation (depreciation)	(2,823,583)	10,215,966
Net increase (decrease) in net assets resulting from operations	20,157,267	11,690,422
Distributions to shareholders from:
Net investment income:
Class A	(696,684)	(1,554,231)
Class T*	(52)	—
Class B	—	(59)**
Class C	(158,221)	(389,747)
Class R6	(1,639)	(497)
Class S	(2,752,858)	(3,757,346)
Institutional Class	(280,120)	(93,329)
Total distributions	(3,889,574)	(5,795,209)
Fund share transactions:
Proceeds from shares sold	67,957,609	33,556,281
Reinvestment of distributions	3,716,435	5,477,630
Payments for shares redeemed	(95,474,759)	(66,483,071)
Redemption fees	635	1,961
Net increase (decrease) in net assets from Fund share transactions	(23,800,080)	(27,447,199)
Increase (decrease) in net assets	(7,532,387)	(21,551,986)
Net assets at beginning of year	254,773,753	276,325,739
Net assets at end of year (including undistributed net investment income of $353,228 and $925,568, respectively)	$247,241,366	$254,773,753

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

20	Deutsche World Dividend Fund

Financial Highlights

	Years Ended October 31,
Class A	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$28.02		$27.21		$29.26	$28.10		$23.48
Income (loss) from investment operations:
Net investment income[a]	.42		.56		.61	.62		.50
Net realized and unrealized gain (loss)	1.71		.85		(2.00)	.97		4.80
Total from investment operations	2.13		1.41		(1.39)	1.59		5.30
Less distributions from:
Net investment income	(.39)		(.60)		(.66)	(.43)		(.68)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$29.76		$28.02		$27.21	$29.26		$28.10
Total Return (%)[b]	7.63	[c]	5.29	[c]	(4.85)[c]	5.68	[c]	23.01

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45		67		76	105		102
Ratio of expenses before expense reductions (%)	1.29		1.29		1.27	1.25		1.28
Ratio of expenses after expense reductions (%)	1.18		1.25		1.27	1.24		1.28
Ratio of net investment income (%)	1.44		2.07		2.13	2.12		1.95
Portfolio turnover rate (%)	34		33		31	51		28

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche World Dividend Fund	21

	Period Ended
Class T	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$30.63
Income (loss) from investment operations:
Net investment income[b]	.10
Net realized and unrealized gain (loss)	(.81)
Total from investment operations	(.71)
Less distributions from:
Net investment income	(.16)
Net asset value, end of period	$29.76
Total Return (%)[c,d]	(2.33	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.34	*
Ratio of expenses after expense reductions (%)	1.08	*
Ratio of net investment income (%)	.83	*
Portfolio turnover rate (%)	34	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

22	Deutsche World Dividend Fund

	Years Ended October 31,
Class C	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$27.80		$27.00		$29.04	$27.89		$23.30
Income (loss) from investment operations:
Net investment income[a]	.21		.36		.40	.41		.31
Net realized and unrealized gain (loss)	1.69		.84		(1.99)	.95		4.77
Total from investment operations	1.90		1.20		(1.59)	1.36		5.08
Less distributions from:
Net investment income	(.19)		(.40)		(.45)	(.21)		(.49)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$29.51		$27.80		$27.00	$29.04		$27.89
Total Return (%)[c]	6.82	[b]	4.52	[b]	(5.55)[b]	4.92	[b]	22.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23		24		30	37		30
Ratio of expenses before expense reductions (%)	2.02		2.01		2.00	1.98		2.00
Ratio of expenses after expense reductions (%)	1.92		2.00		1.99	1.96		2.00
Ratio of net investment income (%)	.72		1.33		1.41	1.41		1.22
Portfolio turnover rate (%)	34		33		31	51		28

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

Deutsche World Dividend Fund	23

	Years Ended October 31,					Period Ended
Class R6	2017		2016		2015	10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$28.03		$27.23		$29.29	$30.40
Income (loss) from investment operations:
Net investment income[b]	.52		.55		.67	.09
Net realized and unrealized gain (loss)	1.71		.92		(1.98)	(1.09)
Total from investment operations	2.23		1.47		(1.31)	(1.00)
Less distributions from:
Net investment income	(.47)		(.67)		(.75)	(.11)
Redemption fees	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$29.79		$28.03		$27.23	$29.29
Total Return (%)	7.99	[c]	5.51	[c]	(4.60)[c]	(3.22	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	104		96		9	10
Ratio of expenses before expense reductions (%)	.94		1.01		1.15	.90	*
Ratio of expenses after expense reductions (%)	.86		.99		1.02	.90	*
Ratio of net investment income (%)	1.77		1.99		2.37	1.69	*
Portfolio turnover rate (%)	34		33		31	51	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2014.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

24	Deutsche World Dividend Fund

	Years Ended October 31,
Class S	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$28.07		$27.26		$29.30	$28.13		$23.50
Income (loss) from investment operations:
Net investment income[a]	.50		.63		.67	.68		.54
Net realized and unrealized gain (loss)	1.71		.85		(1.99)	.97		4.81
Total from investment operations	2.21		1.48		(1.32)	1.65		5.35
Less distributions from:
Net investment income	(.47)		(.67)		(.72)	(.48)		(.72)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$29.81		$28.07		$27.26	$29.30		$28.13
Total Return (%)[b]	7.88		5.54		(4.59)	5.92		23.19

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170		153		162	203		207
Ratio of expenses before expense reductions (%)	1.07		1.08		1.07	1.06		1.10
Ratio of expenses after expense reductions (%)	.94		1.00		1.02	1.03		1.09
Ratio of net investment income (%)	1.70		2.30		2.37	2.32		2.12
Portfolio turnover rate (%)	34		33		31	51		28

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche World Dividend Fund	25

	Years Ended October 31,
Institutional Class	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$28.29		$27.48		$29.55	$28.38		$23.71
Income (loss) from investment operations:
Net investment income[a]	.55		.60		.71	.69		.58
Net realized and unrealized gain (loss)	1.69		.90		(2.03)	1.00		4.86
Total from investment operations	2.24		1.50		(1.32)	1.69		5.44
Less distributions from:
Net investment income	(.48)		(.69)		(.75)	(.52)		(.77)
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$30.05		$28.29		$27.48	$29.55		$28.38
Total Return (%)	7.92	[b]	5.57		(4.56)	6.00	[b]	23.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		11		8	13		10
Ratio of expenses before expense reductions (%)	1.02		.99		.96	.95		.96
Ratio of expenses after expense reductions (%)	.92		.99		.96	.95		.96
Ratio of net investment income (%)	1.84		2.18		2.46	2.34		2.26
Portfolio turnover rate (%)	34		33		31	51		28

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

26	Deutsche World Dividend Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche World Dividend Fund (the “Fund”) is a diversified series of the Deutsche International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Deutsche World Dividend Fund	27

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

28	Deutsche World Dividend Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in

Deutsche World Dividend Fund	29

the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $20,007,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2018, the expiration date.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

30	Deutsche World Dividend Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to expired capital loss carryforwards, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$410,247
Capital loss carryforwards	$(20,007,000)
Net unrealized appreciation (depreciation) on investments	$11,025,562

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $253,214,228. The net unrealized appreciation for all investments based on tax cost was $11,025,562. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $22,991,516 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $11,965,954.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2017	2016
Distributions from ordinary income*	$3,889,574	$5,795,209

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Deutsche World Dividend Fund	31

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $73,876,632 and $91,855,117, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

32	Deutsche World Dividend Fund

Accordingly, for the year ended October 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.66% of the Fund’s average daily net assets.

For the period from November 1, 2016 through May 31, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%

Effective June 1, 2017 and for the period June 5, 2017 (commencement of operations) for Class T shares through September 30, 2018 the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.08%
Class T	1.08%
Class C	1.83%
Class R6	.78%
Class S	.88%
Institutional Class	.83%

For the year ended October 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$59,788
Class T	10
Class C	22,898
Class R6	83
Class S	225,182
Institutional Class	15,783
$323,744

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s

Deutsche World Dividend Fund	33

average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $266,030, of which $21,577 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017 and for the period from June 5, 2017 (commencement of operations) to October 31, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$23,333	$7,488
Class T	7	7
Class C	3,037	951
Class R6	42	14
Class S	131,045	42,472
Institutional Class	597	174
	$158,061	$51,106

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$185,553	$14,992

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017 and

34	Deutsche World Dividend Fund

for the period from June 5, 2017 (commencement of operations) to October 31, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$126,808	$28,501	0.24%
Class T	10	9	0.25%
Class C	61,360	14,317	0.25%
	$188,178	$42,827

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017 aggregated $4,905.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $572. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2017, DDI received $446 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,592, of which $7,129 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche

Deutsche World Dividend Fund	35

Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $34,943.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	181,700	$5,295,448	206,691	$5,751,269
Class T*	326	10,001	—	—
Class C	106,866	3,068,832	167,000	4,441,204
Class R6	—	6	3,082	86,366
Class S	1,402,696	41,167,971	519,668	14,612,169
Institutional Class	629,930	18,415,351	301,738	8,665,273
		$67,957,609		$33,556,281

36	Deutsche World Dividend Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	22,042	$651,372	54,633	$1,468,126
Class T*	2	52	—	—
Class B	—	—	3 **	59 **
Class C	4,617	135,883	12,283	324,364
Class R6	55	1,639	19	497
Class S	89,117	2,647,512	133,038	3,591,353
Institutional Class	9,381	279,977	3,412	93,231
		$3,716,435		$5,477,630

Shares redeemed
Class A	(1,084,956)	$(31,711,049)	(670,064)	$(18,128,779)
Class T*	—	—	—	—
Class B	—	—	(616)**	(15,584)**
Class C	(197,203)	(5,785,364)	(420,432)	(11,218,026)
Class S	(1,223,125)	(36,260,971)	(1,147,876)	(30,950,423)
Institutional Class	(725,630)	(21,717,375)	(226,385)	(6,170,259)
		$(95,474,759)		$(66,483,071)

Redemption fees		$635		$1,961

Net increase (decrease)
Class A	(881,214)	$(25,764,194)	(408,740)	$(10,908,020)
Class T*	328	10,053	—	—
Class B	—	—	(613)**	(15,525)**
Class C	(85,720)	(2,580,649)	(241,149)	(6,452,046)
Class R6	55	1,645	3,101	86,863
Class S	268,688	7,555,102	(495,170)	(12,746,716)
Institutional Class	(86,319)	(3,022,037)	78,765	2,588,245
		$(23,800,080)		$(27,447,199)

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	For the period from November 1, 2015 to February 10, 2016 (see Note A).

Deutsche World Dividend Fund	37

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and Shareholders of the Deutsche World Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche World Dividend Fund (the “Fund”) as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
December 20, 2017

38	Deutsche World Dividend Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche World Dividend Fund	39

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class T*	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,007.30	$976.70	$1,003.40	$1,008.70	$1,008.60	$1,008.60
Expenses Paid per $1,000**	$5.62	$4.36	$9.39	$4.10	$4.56	$4.46

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,019.61	$1,019.76	$1,015.83	$1,021.12	$1,020.67	$1,020.77
Expenses Paid per $1,000**	$5.65	$5.50	$9.45	$4.13	$4.58	$4.48

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	Expenses (hypothetical expenses if Class T had been in existence from May 1, 2017) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Deutsche World Dividend Fund	1.11%	1.08%	1.86%	.81%	.90%	.88%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

40	Deutsche World Dividend Fund

Tax Information	(Unaudited)

For corporate shareholders, 44% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $7,226,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $123,853 and earned $1,918,972 of foreign source income year during the year ended. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.23 per share as income earned from foreign sources for the year ended 10/31/2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche World Dividend Fund	41

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche World Dividend Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

42	Deutsche World Dividend Fund

Fund and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and underperformed its benchmark in the three- and five-year periods ended December 31, 2016. The Board noted the

Deutsche World Dividend Fund	43

disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits

44	Deutsche World Dividend Fund

attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche World Dividend Fund	45

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

46	Deutsche World Dividend Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—

Deutsche World Dividend Fund	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—

48	Deutsche World Dividend Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche World Dividend Fund	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

50	Deutsche World Dividend Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728 -3337.

Deutsche World Dividend Fund	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	Deutsche World Dividend Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SERAX	SERTX	SERCX	SCGEX	SERNX
CUSIP Number	25156G 863	25156G 533	25156G 723	25156G 657	25156G 665
Fund Number	477	1777	777	2077	1477

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SERZX
CUSIP Number	25156G 640
Fund Number	1677

Deutsche World Dividend Fund	53

DWDF-2

(R-024977-7 12/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche world dividend Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$70,199	$0	$0	$0
2016	$68,406	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche World Dividend Fund, a series of Deutsche International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017